EXHIBIT 10.5

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is made and entered into this 3rd day of November, 2016, (the “Third Amendment Effective Date”), by and between GGT LMI CITY WALK GA, LLC, a Delaware limited liability company (“Seller”), and BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company (“Purchaser”).
RECITAL OF FACTS:

A.     Seller and Purchaser are parties to that certain Purchase and Sale Agreement having an Effective Date of September 15, 2016, as amended by that certain First Amendment to Purchase and Sale Agreement dated September 19, 2016, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated September 30, 2016, with respect to the sale by Seller to Purchaser of the property at 3000 Forrest Walk, Roswell, Fulton County, Georgia 30075 (as amended, the “Purchase and Sale Agreement”); and

B.    Seller and Purchaser are mutually desirous of entering into this Amendment to amend certain terms and provisions of the Purchase and Sale Agreement only as hereinafter specifically set forth;

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises, Ten Dollars in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by the parties hereto prior to the execution, sealing and delivery of this Amendment, Seller and Purchaser, intending to be legally bound, hereby agree as follows:

1.The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Purchase and Sale Agreement shall have the meanings given to them in the Purchase and Sale Agreement.

2.Purchaser agrees and consents to Seller conveying to the City of Roswell, Georgia, pursuant to the form of Right of Way Deed attached hereto and made a part hereof as Exhibit “A” (“Right of Way Deed”), two portions of the Property consisting of 0.170 acres and 0.231 acres, more or less, respectively (collectively, the “Right of Way”), as identified on the Dedication Plat 1 and Dedication Plat 2, prepared by Planners and Engineers Collaborative, dated November 1, 2013, which plats are attached to the Right of Way Deed as Exhibit A and more particularly described in the legal descriptions attached to the Right of Way Deed as Exhibit B, which Right of Way is being conveyed pursuant to and as a requirement of City of Roswell, Georgia Zoning Resolution

2013-05-25, effective as of May 13, 2013. Purchaser shall have no right to terminate the Purchase and Sale Agreement as a result of the conveyance of the Right of Way.

3.    Purchaser agrees that the Right of Way is no longer part of or included in the Land or the Property, and the legal description of the Land attached to the Purchase and Sale Agreement as Exhibit A is hereby deleted and the legal description attached to this Amendment as Exhibit W is hereby substituted.

4.    In order to expedite the execution of this Amendment, telecopied or PDF signatures may be used in place of original signatures on this Amendment. Purchaser and Seller intend to be bound by the signatures on the telecopied or PDF document, are aware that the other party will rely on such signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. This Amendment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

5.    Except as amended or modified by this Amendment, the Purchase and Sale Agreement is incorporated by reference. As amended hereby, the Purchase and Sale Agreement is ratified and confirmed and continues in full force and effect. In the event of a conflict between the terms and provisions of the Purchase and Sale Agreement and the terms and provisions of this Amendment, this Amendment shall control.

[Signatures contained on following pages.]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be duly executed, sealed and delivered as of the Third Amendment Effective Date.

SELLER:

GGT LMI CITY WALK GA, LLC,
a Delaware limited liability company

By:    LMI City Walk Investor, LLC, a Delaware limited     liability company, its Operating Member

By: Lennar Multifamily Communities, LLC, a             Delaware limited liability company, its sole             member

By:    /s/ Chris Cassidy_________
Name:     _Chris Cassidy __________
Its: _Vice President__________

PURCHASER:

BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company

By:    _/s/ Jordan Ruddy_____________________
Name:    _ Jordan Ruddy_______________________
Title:    _Authorized Signatory__________________

EXHIBIT A
FORM OF RIGHT OF WAY DEED

Intentionally Omitted